UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025, at the 2025 annual general meeting of shareholders (the “Annual Meeting”) of Alkermes plc (the “Company”), the Company’s shareholders approved amendments to the Alkermes plc 2018 Stock Option and Incentive Plan to, among other things, increase the number of the Company’s ordinary shares authorized for issuance thereunder by 4,250,000 (the plan as so amended, the “2018 Plan”).

The principal features of the 2018 Plan are summarized on pages 57-61 of the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 7, 2025. That summary and the foregoing description are not intended to be complete and are qualified in their entirety by reference to the full text of the 2018 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, the Company held its Annual Meeting. The final voting results for the Annual Meeting are as follows:

1.
By separate resolutions, shareholders elected the following directors, each to serve on the Company’s board of directors (the “Board”) for a one-year term until the Company’s 2026 annual general meeting of shareholders, with the votes cast as follows:

	For:	Against:	Abstain:	Broker Non-Votes:
Shane M. Cooke	144,556,374	704,862	849,622	8,347,962
Richard B. Gaynor, M.D.	142,882,295	2,380,214	848,349	8,347,962
Cato T. Laurencin, M.D., Ph.D.	140,933,916	4,231,803	945,139	8,347,962
Nancy S. Lurker	144,523,454	731,150	856,254	8,347,962
Brian P. McKeon	144,418,372	842,035	850,451	8,347,962
Richard F. Pops	141,115,166	4,139,634	856,058	8,347,962
Nancy L. Snyderman, M.D.	138,701,039	5,900,596	1,509,223	8,347,962
Frank Anders Wilson	144,341,353	919,211	850,294	8,347,962
Christopher I. Wright, M.D., Ph.D.	140,630,049	4,543,496	937,313	8,347,962

2.
Shareholders approved, in a non-binding, advisory vote, the compensation of the Company’s named executive officers, with the votes cast as follows: 143,326,743 votes for; 1,891,000 votes against; 893,115 votes abstaining; and 8,347,962 broker non-votes.
3.
Shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company, and authorized, in a binding vote, the Audit and Risk Committee of the Board to set the independent auditor and accounting firm’s remuneration, with the votes cast as follows: 152,615,011 votes for; 990,750 votes against; and 853,059 votes abstaining.
4.
Shareholders approved the 2018 Plan, with the votes cast as follows: 126,994,261 votes for; 18,252,782 votes against; 863,815 votes abstaining; and 8,347,962 broker non-votes.
5.
Shareholders renewed Board authority to allot and issue shares under Irish law, with the votes cast as follows: 151,248,531 votes for; 2,359,603 votes against; and 850,686 votes abstaining.
6.
Shareholders renewed Board authority to disapply the statutory pre-emption rights that would otherwise apply under Irish law, with the votes cast as follows: 149,705,078 votes for; 3,870,144 votes against; and 883,598 votes abstaining.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Alkermes plc 2018 Stock Option and Incentive Plan, as amended.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 21, 2025	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary